AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB VPS Growth and Income Portfolio

Supplement dated November 3, 2016 to the Prospectuses and Summary Prospectuses, each dated May 1, 2016 (the “Prospectuses”), offering Class A and Class B shares of AB VPS Growth and Income Portfolio (the “Portfolio”).

The Board of Directors of the Portfolio has approved changes to the Portfolio’s principal investment strategies. The following amendments to the Portfolio’s principal investment strategies, which do not require stockholder approval, will be effective on January 9, 2017:

The first sentence under the section “Principal Strategies” is replaced by the following:

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued.

The second sentence of the second paragraph under the section “Principal Strategies” is deleted in its entirety.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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